First Quarter 2020 Earnings Presentation April 30, 2020 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the first quarter of 2020. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute ”forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to risks related to the satisfaction of the conditions of creating the joint venture with Stelco in the anticipated timeframe or at all and the possibility that the option will not be exercised by Stelco, possible production or operations interruptions related to the novel coronavirus (COVID-19) pandemic that could disrupt supply or delivery of, or demand for, the Company’s products, as well as the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as asset impairments, restructuring and other charges, the December 24, 2018 Clairton coke making facility fire, the Big River Steel options mark to market, the impact of the tax valuation allowance, and significant gains (losses) on the sale or purchase of ownership interests in equity investees that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the adjustment items that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjustment items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

RESPONSE TO COVID-19

Comprehensive response to COVID-19 ✓ Protecting lives and livelihoods Guided by our S.T.E.E.L. Principles ✓ Prioritizing cash and liquidity Sufficient balance sheet strength to navigate the current environment ✓ “Best of both” strategy remains the future Demonstrating flexibility to be prepared to invest in a recovery ✓ Swift and meaningful actions Short-term actions to ensure long-term strategy execution 5

Comprehensive response to COVID-19 protecting lives and livelihoods Following and exceeding CDC1 COVID-19 guidelines Examples include: Distributed additional cleaning supplies throughout plants Regular cleaning frequency of high-traffic areas, surfaces and common areas Installed additional wash stations and added hand sanitizer to entrances/exits Limiting outside visitors to our facilities, restricting access for non- essential vendors, suppliers and contractors VISITOR Actively managing physical distancing while at work, including no 6 ft. meetings or gatherings of greater than 10 individuals Issuing weekly communication, including preventive tips, and launched dedicated website for employees and their families 1 Centers for Disease Control and Prevention 6

Comprehensive response to COVID-19 prioritizing cash and liquidity Total Liquidity as of March 31, 2020 $1.4 billion 8% secured debt capacity 1% 17% $1.8B $800 million Liquidity precautionary ABL draw1 74% $125 million 1 Cash ($1,350M) 2020 capex forecast reduction U.S. ABL ($300M) USSK Facilities ($152M) Actively marketing non-core assets UPI ABL ($13M) 1 As announced on March 27, 2020 7

Comprehensive response to COVID-19 “best of both” strategy remains the future 6 To Be 1 As-Is ▪ The “best of both” ▪ Reshaped footprint integrated and mini mill 6 ▪ Transformed balance sheet business models To Be ▪ Executing technology and ▪ Improved competitiveness capability driven strategy and through cycle cash 5 1 flow Financial As-Is Strategy 5 Financial Strategy 2 Operating Improvements ▪ Funding and Financing ▪ Safety & Environmental Scenarios ▪ Move Down the Cost Curve ▪ Step 2 – Call Option ▪ Win in Strategic Markets (Big River Steel) 4 2 Portfolio Operating ▪ Move Up the Talent Curve Moves Improvements ▪ Capital Spending 3 4 Portfolio Moves 3 Strategic Projects ▪ Big River Steel Strategic ▪ XG3™ AHSS Projects ▪ Footprint Shaping ▪ EAF at Tubular ▪ Endless Casting and Rolling at Mon Valley ▪ Gary Hot Strip Mill ▪ Dynamo Line at USSK ▪ Sustainability 8

Comprehensive response to COVID-19 swift and meaningful actions Footprint actions Portfolio ➢ N. American Flat-rolled segment Moves ➢ Tubular segment Capital spending actions Operating ➢ 2020 capex = $750M Improvements ➢ Aligned with market conditions Strategic projects update Strategic ➢ Mon Valley project delayed Projects ➢ Gary hot strip mill upgrades delayed Balance sheet actions Financial Strategy ➢ $800M draw on U.S. ABL1 ➢ Precautionary draw-down 1 As announced on March 27, 2020; Asset backed loan 9

Monetizing excess iron ore pellets $100M $500M $2.4B Cash in 2020 Incremental cash opportunity Implied value Option for Stelco to purchase Additional $500 million Validates value of 25% stake in Minntac until received if option is competitive advantage January 31, 2027 exercised Executing on our strategic objective to monetize iron ore assets to bolster liquidity and support strategy execution 10

FIRST QUARTER UPDATE

Record of strong safety performance guided by our S.T.E.E.L. Principles Safety First 2 Benchmarks : BLS - Iron & Steel: 0.70 AISI: 0.31 0.14 0.10 0.06 2018 2019 2020 YTD Days Away from Work1 1 Days Away from Work is defined as number of days away cases x 200,000 / hours worked 2 BLS – Iron & Steel 2018 data. AISI first 9 months of 2019 data 12

First quarter 2020 financial highlights Reported Net Earnings (Loss) $ Millions Adjusted Net Earnings (Loss) $ Millions $54 $68 $81 $78 ($84) ($391) ($35) ($680) ($109) ($123) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Adjusted Profit 2% 2% (3%) (24%) (14%) Profit 2% 2% (1%) (4%) (4%) Margin: Margin: Segment EBIT1 $ Millions Adjusted EBITDA2 $ Millions $142 $128 $285 $278 ($17) $144 ($96) $64 ($158) $4 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Segment Adjusted EBIT 4% 4% (1%) (6%) (3%) EBITDA 8% 8% 5% 0% 2% Margin1: Margin2: Note: For reconciliation of non-GAAP amounts see Appendix 1 Earnings before interest and income taxes 2 Earnings before interest, income taxes, depreciation and amortization, and excluding adjustment items 13

Flat-rolled segment

Key Segment Statistics

	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020
Shipments: in 000s, net tons	2,725	2,804	2,654	2,517	2,509
Production: in 000s, net tons	3,075	2,984	2,783	2,567	3,148
Average Selling Price $ / net ton	$798	$779	$732	$699	$711

Select End – Market Indicators[1]

Automotive

March USA light vehicle sales were 11.37 million (SAAR[2]), a ten-year low. 2020 USMCA auto build forecast = 19% decline y-o-y.

Packaging

High demand for canned products is leading to higher consumption of tin products, expected for most of 2020.

Service Centers

Despite the COVID-19 impacted shipping in March, inventory at the end of March was 2.1 months on hand, down from 2.6 month at the beginning of the year.

Segment EBITDA $ Millions



$199
$244
$167
$42
$86
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020

	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020
EBITDA Margin:	8%	9%	7%	2%	4%

EBITDA Bridge 1Q 2019 vs. 1Q 2020



$199
($311)
$75
$16
$107
$86
1Q 2019
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2020

Commercial: The unfavorable impact is primarily the result of lower average realized prices.

Raw Materials: The favorable impact is primarily the result of lower costs for purchased scrap and better blast furnace fuel usage from improved reliability.

Maintenance & Outage: The favorable impact is primarily the result of fewer planned outages.

Other: The favorable impact is primarily the result of lower energy costs, as well as reduced SG&A costs.

United States Steel Corporation

[1] Source: Wards, MSCI

[2] SAAR = seasonally adjusted annual rate

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U. S. Steel Europe segment

Key Segment Statistics

	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020
Shipments: in 000s, net tons	1,064	1,004	765	757	801
Production: in 000s, net tons	1,159	1,148	823	773	882
Average Selling Price $ / net ton	$670	$652	$656	$622	$611

Select End – Market Indicators[1]

Automotive

EU car production expected to decline 14% y-o-y in 2020. The V4 region[2] is projected to decline 11% y-o-y in 2020.

Construction

In 2020, the construction sector is expected to decline by 1.9% y-o-y.

Appliance

The EU appliance sector is expected to decline by 11% y-o-y to 3.2 million units.

Segment EBITDA $ Millions


$52
$13
($23)
($7)
$9
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020

	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020
EBITDA Margin:	7%	2%	(4%)	(1%)	2%

EBITDA Bridge 1Q 2019 vs. 1Q 2020


$52
($64)
($1)
$25
($3)
$9
1Q 2019
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2020

Commercial: The unfavorable impact is primarily the result of lower average realized prices and decreased volumes.

Raw Materials: The change is not material.

Maintenance & Outage: The favorable impact is primarily the result of cost control measures and fewer planned outages.

Other: The unfavorable impact is primarily the result of an unfavorable change in the U.S. Dollar / Euro exchange rate.

United States Steel Corporation

[1] Source: Eurofer, USSK Marketing, IHS, Eurometal

[2] Visegrad Group – Czech Republic, Hungary, Poland, and Slovakia

15

Tubular segment

Key Segment Statistics

	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020
Shipments: in 000s, net tons	207	195	174	193	187
Average Selling Price $ / net ton	$1,549	$1,524	$1,417	$1,298	$1,283

Select End – Market Indicators[1]

Oil Prices

West Texas Intermediate Oil Price at ~$15/barrel[2], down ~75% since the end of 2019.

Imports

During 1Q, import share of OCTG apparent market demand is projected to be approximately 33%.

OCTG Inventory

Overall, OCTG supply chain inventory is between 4 and 4.5 months.

Segment EBITDA $ Millions



$21
$6
($14)
($34)
($35)
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020

EBITDA Margin:	6%	2%	(5%)	(13%)	(14%)

EBITDA Bridge 1Q 2019 vs. 1Q 2020



$21
($66)
$32
($9)
($13)
($35)
1Q 2019
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2020

Commercial: The unfavorable impact is primarily the result of lower average realized prices.

Raw Materials: The favorable impact is primarily the result of lower costs for steel substrate for hot rolled bands from our Flat-Rolled segment and rounds purchased from third-party suppliers.

Maintenance & Outage: The unfavorable impact is primarily the result of investment related costs.

Other: The unfavorable change is primarily the result of Tubular's expanded footprint, as well as inventory changes.

United States Steel Corporation

[1] Source: Bloomberg, US Department of Commerce, Preston Publishing

[2] as of April 29, 2020

16

Cash and liquidity Cash from Operations $ Millions Cash and Cash Equivalents $ Millions $938 $1,515 $1,553 $826 $1,350 $754 $682 $1,000 $749 ($142) YE 2016 YE 2017 YE 2018 YE 2019 1Q 2020 YE 2016 YE 2017 YE 2018 YE 2019 1Q 2020 Total Estimated Liquidity $ Millions Net Debt $ Millions $3,350 $3,365 $2,899 $2,830 $2,892 $2,284 $1,815 $1,516 $1,381 $1,150 YE 2016 YE 2017 YE 2018 YE 2019 1Q 2020 YE 2016 YE 2017 YE 2018 YE 2019 1Q 2020 17

APPENDIX

Global operations update Operating Idled Indefinitely Idled Total Idled Capacity1 Iron ore pellets Minntac Keetac 6.0 22.4 rolled Clairton cokemaking Extended coking times – 4.3 - Gary BF #4 BF #6 BF #8 BF #14 4.5 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Great Lakes2 BF ‘A1’ BF ‘B2’ BF ‘D4’ 3.8 3.8 N. American Flat American N. Mon Valley BF #1 BF #3 1.5 2.9 Kosice BF #1 BF #2 BF #3 1.7 5.0 Europe Fairfield seamless pipe – 0.75 Lorain2 #3 seamless pipe 0.38 0.38 Tubular Lone Star #1 ERW #2 ERW 0.79 0.79 1 Raw steel capacity, except at Minntac and Keetac (iron ore pellet capacity), Clairton (coke capacity), and Fairfield, Lorain, and Lone Star (pipe capacity) 2 Great Lakes D4 blast furnace idled as of April 2020; blast furnace A1/B2 previously idled. All or most of Lorain Tubular Operations to be indefinitely idled. 19

Strategic projects status Strategic Projects Status Details On track to complete in the second EAF at Tubular half of 2020 Endless Casting and Project delayed for an indeterminate Rolling at Mon Valley period of time Remaining upgrades delayed for an Gary Hot Strip Mill indeterminate period of time Project delayed for an indeterminate Dynamo Line at USSK period of time Big River Steel remains our top strategic priority 20

First quarter segment EBITDA bridges 4Q 2019 vs 1Q 2020 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of an absence of third-party pellet shipments due to seasonality. $26 Raw Materials: The favorable impact is primarily the result of lower $28 $86 costs for coal and more efficient usage from better utilization rates. ($24) $42 $14 Maintenance & Outage: The favorable impact is primarily the result of fewer outages. 4Q Commercial Raw Maintenance Other 1Q Other: The favorable impact is primarily the result of lower energy 2019 Materials & Outage 2020 costs. U. S. Steel Europe $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. $14 ($18) Raw Materials: The favorable impact is primarily the result of reduced cost for iron ore. $9 $22 Maintenance & Outage: The favorable impact is primarily the ($7) ($2) result of cost control measures and fewer planned outages. 4Q Commercial Raw Maintenance Other 1Q Other: The unfavorable impact is primarily the result of the absence 2019 Materials & Outage 2020 of a CO2 tax refund and annual electricity cost compensation rebate. Tubular $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. ($34) ($35) Raw Materials: The unfavorable impact is primarily the result of higher costs for steel substrate for rounds purchased from third-party ($2) suppliers. ($5) $1 $5 4Q Commercial Raw Maintenance Other 1Q Maintenance & Outage: The change is not material. 2019 Materials & Outage 2020 Other: The favorable impact is primarily the result of reduced plant overhead. 21

Total corporation adjusted EBITDA bridges 1Q 2019 vs 1Q 2020 $ Millions 1Q 2019 vs 1Q 2020 $ Millions ($113) $285 ($441) $285 ($43) $64 $82 ($56) $32 ($9) $106 $64 1Q Commercial Raw Maintenance Other 1Q 1Q Flat- U. S. Steel Tubular Other 1Q 2019 Materials & Outage 2020 2019 rolled Europe 2020 4Q 2019 vs. 1Q 2020 $ Millions 4Q 2019 vs. 1Q 2020 $ Millions $14 ($1) $1 $16 $43 $64 $64 $44 $4 ($28) $31 $4 4Q Commercial Raw Maintenance Other 1Q 4Q Flat- U. S. Steel Tubular Other 1Q 2019 Materials & Outage 2020 2019 rolled Europe 2020 22

Reconciliation of segment EBITDA Flat-rolled ($millions) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Segment earnings before interest and income taxes $95 $134 $46 ($79) ($35) Depreciation 104 110 121 121 121 Flat-rolled Segment EBITDA $199 $244 $167 $42 $86 U. S. Steel Europe ($ millions) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Segment earnings (loss) before interest and income taxes $29 ($10) ($46) ($30) ($14) Depreciation 23 23 23 23 23 U. S. Steel Europe Segment EBITDA $52 $13 ($23) ($7) $9 Tubular ($ millions) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Segment earnings (loss) before interest and income taxes $10 ($6) ($25) ($46) ($48) Depreciation 11 12 11 12 13 Tubular Segment EBITDA $21 $6 ($14) ($34) ($35) Other Businesses ($ millions) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Segment earnings (loss) before interest and income taxes $8 $10 $8 ($3) $1 Depreciation 5 5 6 6 3 Other Businesses Segment EBITDA $13 $15 $14 $3 $4 23

Reconciliation of net debt Net Debt YE 2016 YE 2017 YE 2018 YE 2019 1Q 2020 ($ millions) Short-term debt and current maturities of long-term $50 $3 $65 $14 $99 debt Long-term debt, less unamortized discount and debt 2,981 2,700 2,316 3,627 4,616 issuance costs Total Debt $3,031 $2,703 $2,381 $3,641 $4,715 Less: Cash and cash equivalents 1,515 1,553 1,000 749 1,350 Net Debt $1,516 $1,150 $1,381 $2,892 $3,365 24

Reconciliation of reported and adjusted net earnings ($ millions) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Reported net earnings (loss) attributable to U. S. Steel $54 $68 ($84) ($680) ($391) Tubular asset impairment charges ─ ─ ─ ─ 263 Gain on previously held investment in UPI ─ ─ ─ ─ (25) Restructuring and other charges ─ ─ 42 221 41 Big River Steel options mark to market ─ ─ ─ 7 (11) December 24, 2018 Clairton coke making facility fire 27 10 7 (3) ─ Tax valuation allowance ─ ─ ─ 346 ─ Adjusted net earnings (loss) attributable to U. S. Steel $81 $78 ($35) ($109) ($123) 25

Reconciliation of adjusted EBITDA ($ millions) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Reported net earnings (loss) attributable to U. S. Steel $54 $68 ($84) ($680) ($391) Income tax provision (benefit) 8 (7) (44) 233 (19) Net interest and other financial costs 49 54 48 71 35 Reported earnings (loss) before interest and income taxes $111 $115 ($80) ($376) ($375) Depreciation, depletion and amortization expense 143 150 161 162 160 EBITDA $254 $265 $81 ($214) ($215) Tubular asset impairment charges ─ ─ ─ ─ 263 December 24, 2018 Clairton coke making facility fire 31 13 9 (3) ─ Restructuring and other charges ─ ─ 54 221 41 Gain on previously held investment in UPI ─ ─ ─ ─ (25) Adjusted EBITDA $285 $278 $144 $4 $64 26

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Senior Manager 412-433-2385 eplinn@uss.com www.ussteel.com